SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 26, 2003


                          WHITMAN EDUCATION GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its Charter)


                       Florida                             1-13722
            -------------------------------       ------------------------
            (State or other jurisdiction of       (Commission File Number)
             incorporation or organization)


                  4400 Biscayne Boulevard, Miami, Florida 33137
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                   22-2246554
                        ---------------------------------
                        (IRS Employer Identification No.)


                                 (305)575-6510
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.   Other Events and Regulation FD Disclosure

     On March 26, 2003, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Career Education Corporation, a Delaware corporation ("CEC"), Marlin Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of CEC ("Merger Sub"), and the Registrant, pursuant to which CEC will acquire the Registrant through the merger of the Registrant with and into Merger Sub (the "Merger"). The Merger Agreement provides that in the Merger each outstanding share of Common Stock, no par value, of the Registrant ("Company Common Stock") (other than any shares of Company Common Stock owned by the Registrant, CEC, Merger Sub, or any subsidiary thereof), will be converted into $6.00 in cash and $8.25 in shares of the Common Stock, par value $0.01 per share, of CEC (the "CEC Common Stock"). The amount of the CEC Common Stock portion of the consideration is subject to adjustment as provided in the Merger Agreement. All options to purchase Company Common Stock outstanding upon consummation of the Merger will be accelerated to the effective time of the Merger and cancelled, as provided in the Merger Agreement, in exchange for the right to receive a cash payment equal to the difference between $14.25 (as adjusted to reflect the value of the stock portion of the consideration received by shareholders) minus the exercise price of the applicable option.

     The Merger is subject to various conditions, including, among others, the approval of the Merger Agreement by the Registrant's shareholders and the receipt of all required regulatory approvals. The transaction is expected to be tax-free under U.S. federal tax law to both companies and their respective shareholders, except for the cash portion of the consideration, which may be taxable to the Registrant's shareholders.

     Certain shareholders of the Registrant have agreed to vote their shares of Company Common Stock in favor of the Merger.

     The foregoing description of the Merger Agreement and the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the agreements attached hereto as Exhibits 2.1 and 99.1 and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

          2.1 Agreement and Plan of Merger, dated March 26, 2003, by and among, Career Education Corporation and Marlin Acquisition Corp. and Whitman Education Group, Inc. The schedules and exhibits to the Agreement and Plan of Merger are omitted pursuant to Item
               601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

         99.1 Voting Agreement by and between Career Education Corporation, Phillip Frost, M.D., Frost-Nevada Investments Trust, Richard C. Pfenniger, Jr. and Fernando L. Fernandez, dated March 26, 2003.

         99.2 Joint Press Release of Whitman Education Group, Inc. and Career Education Corporation, dated March 26, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  WHITMAN EDUCATION GROUP, INC.


                                                  By: /s/ Fernando L. Fernandez
                                                      --------------------------
                                                      Vice President of Finance,
                                                       Chief Financial Officer,
                                                       Treasurer and Secretary


Date:  March 28, 2003



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                                 EXHIBIT INDEX


 Exhibit No.                    Description
------------                   -------------

     2.1 Agreement and Plan of Merger, dated March 26, 2003, by and among, Career Education Corporation, Marlin Acquisition Corp and Whitman Education Group, Inc. The schedules and exhibits to the Agreement and Plan of Merger are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

    99.1 Voting Agreement by and between Career Education Corporation, Phillip Frost, M.D., Frost- Nevada Investments Trust, Richard C. Pfenniger, Jr. and Fernando L. Fernandez, dated March 26, 2003.

    99.2  Joint  Press   Release  of   Registrant   and  Career   Education
          Corporation, dated March 26, 2003.




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